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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF TIME WARNER INC.

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Time Warner and TWE as of December 31, 1998, unless otherwise indicated. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary are omitted from the list below. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

                                                              PERCENTAGE       STATE OR OTHER
                                                               OWNED BY       JURISDICTION OF
                                                              IMMEDIATE       INCORPORATION OR
                            NAME                                PARENT          ORGANIZATION
                            ----                              ----------      ----------------
TIME WARNER INC. (Registrant):                                                Delaware
  Turner Broadcasting System, Inc. .........................    100           Georgia
     Turner Arena Productions and Sales, Inc. ..............    100           Georgia
       Atlanta Coliseum, Inc. ..............................    100           Georgia
       The Omni Promotions Management Company...............    100           Georgia
       Seats, Inc. .........................................    100           Georgia
     Atlanta Hockey Club, Inc. .............................    100           Georgia
     Atlanta National League Baseball Club, Inc. ...........    100           Georgia
     Hawks Basketball, Inc. ................................    100           Georgia
       Atlanta Hawks, L.P. .................................    100           Georgia
     CNN Investment Company, Inc. ..........................    100           Delaware
       Cable News Network LP, LLLP..........................    100   (1)     Delaware
       CNN Productions, Inc. ...............................    100           Georgia
       Cable News International, Inc. ......................    100           Delaware
       CNN America, Inc. ...................................    100           Delaware
       CNN Germany, Inc. ...................................    100           Georgia
     CNN Newsource Sales, Inc. .............................    100           Georgia
     Castle Rock Entertainment, Inc. .......................    100           Georgia
       Castle Rock Entertainment............................    100   (2)     California
     Goodwill Games, Inc. ..................................    100           Georgia
     HB Holding Co. ........................................    100           Delaware
       Hanna-Barbera Entertainment Co., Inc. ...............    100           California
     New Line Cinema Corporation............................    100           Delaware
     Turner Entertainment Group, Inc. ......................    100           Georgia
       Turner Entertainment Networks, Inc...................    100           Georgia
          Turner Entertainment Networks Asia, Inc. .........    100           Georgia
          TEN Investment Company, Inc. .....................    100           Delaware
            Turner Network Television LP, LLLP..............    100   (3)     Delaware
            The Cartoon Network LP, LLLP....................    100   (3)     Delaware
            Turner Classic Movies LP, LLLP..................    100   (3)     Delaware
            TNT Productions, Inc. ..........................    100           Georgia
          Superstation, Inc. ...............................    100           Georgia
            Turner Original Productions, Inc. ..............    100           Georgia
       Turner Home Entertainment, Inc. .....................    100           Georgia
          Turner Learning, Inc. ............................    100           Georgia
          Turner Publishing, Inc. ..........................    100           Georgia
       Turner Pictures Group, Inc. .........................    100           Georgia
          Turner Entertainment Co. .........................    100           Georgia

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
                                                              PERCENTAGE       STATE OR OTHER
                                                               OWNED BY       JURISDICTION OF
                                                              IMMEDIATE       INCORPORATION OR
                            NAME                                PARENT          ORGANIZATION
                            ----                              ----------      ----------------
          H-B Distribution Co. .............................    100           Georgia
     TBS Funding Corp. .....................................    100           Georgia
     Turner Broadcasting Sales, Inc. .......................    100           Georgia
     Turner Broadcasting System Asia Pacific, Inc. .........    100           Georgia
     Turner Home Satellite, Inc. ...........................    100           Georgia
     Turner Broadcasting System Limited.....................    100           U.K.
       Turner International Advertising Sales Limited.......    100           U.K.
       Turner International Network Sales Limited...........    100           U.K.
     Turner International, Inc. ............................    100           Georgia
     Turner Network Sales, Inc. ............................    100           Georgia
     Turner Omni Venture, Inc. .............................    100           Georgia
     ICC Ventures, Inc. ....................................    100           Georgia
       CNN Center Ventures..................................    100   (4)     Georgia
     Turner Private Networks, Inc. .........................    100           Georgia
     Turner Properties, Inc. ...............................    100           Georgia
     Turner Sports, Inc. ...................................    100           Georgia
       Turner Sports International Enterprises, Inc. .......    100           Georgia
     World Championship Wrestling,Inc. .....................    100           Georgia
  Time Warner Companies, Inc. ..............................    100           Delaware
     Asiaweek Limited.......................................     80           Hong Kong
     Sunset Publishing Corporation..........................    100           Delaware
     Time International Inc. ...............................    100           Delaware
     Time Inc.(5)...........................................    100           Delaware
       American Family Enterprises (partnership)............     50           New York
       Book-of-the-Month Club, Inc. ........................    100           New York
       Entertainment Weekly, Inc. ..........................    100           Delaware
       Little, Brown and Company (Inc.).....................    100           Massachusetts
       Time Distribution Services, Inc. ....................    100           Delaware
       Time Customer Service, Inc. .........................    100           Delaware
       Time Publishing Ventures, Inc. ......................    100           Delaware
          Southern Progress Corporation(6) .................    100           Delaware
       Time Inc. Ventures...................................    100           Delaware
          Health Publications, Inc. ........................    100           Delaware
            Hippocrates Partners (partnership)..............     50           California
       TWC Ventures.........................................    100           Delaware
       Time Life Inc. ......................................    100           Delaware
          Time-Life Customer Service, Inc. .................    100           Delaware
       Warner Books, Inc. ..................................    100           New York
       Warner Publisher Services Inc. ......................    100           New York
     Time Warner Telecom LLC(7).............................    (8)           Delaware
     TW Service Holding I, L.P. (partnership)...............    (9)           Delaware
     TW Service Holding II, L.P. (partnership)..............    (9)           Delaware
       TW Programming Co. (partnership).....................   (10)           New York
       TW Cable Service Co. (partnership)...................   (11)           New York
       Time Warner Connect (partnership)....................   (11)           New York
     WCI Record Club Inc. ..................................    100   (12)    Delaware

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
                                                              PERCENTAGE       STATE OR OTHER
                                                               OWNED BY       JURISDICTION OF
                                                              IMMEDIATE       INCORPORATION OR
                            NAME                                PARENT          ORGANIZATION
                            ----                              ----------      ----------------
       The Columbia House Company (partnership).............     50           New York
  Warner Communications Inc.................................    100           Delaware
     Elektra Entertainment Group Inc. ......................    100           Delaware
     DC Comics (partnership)................................     50   (13)    New York
     Warner-Tamerlane Publishing Corp. .....................    100           California
     WB Music Corp. ........................................    100           California
     HBO Film Management, Inc. .............................    100           Delaware
     NPP Music Corp. .......................................    100           Delaware
     Warner/Chappell Music, Inc. ...........................    100           Delaware
       Warner Bros. Music International Inc. ...............    100           Delaware
          Warner Bros. Publications U.S. Inc. ..............    100           New York
            New Chappell Inc.(14)...........................    100           Delaware
       Super Hype Publishing, Inc. .........................    100           New York
       Cotillion Music, Inc. ...............................    100           Delaware
       Walden Music, Inc. ..................................    100           New York
       Summy-Birchard, Inc. ................................    100           Wyoming
       CPP/Belwin, Inc. ....................................    100           Delaware
     Lorimar Motion Picture Management, Inc. ...............    100           California
     E.C. Publications, Inc. ...............................    100           New York
     Warner Music Group Inc. ...............................    100           Delaware
     Warner Bros. Records Inc. .............................    100           Delaware
       WBR/Sire Ventures Inc. ..............................    100           Delaware
          SR/MDM Venture Inc. ..............................    100           Delaware
            Maverick Recording Company (partnership)........     50           California
       Atlantic Recording Corporation.......................    100           Delaware
          Atlantic Rhino Ventures Inc. .....................    100           Delaware
       Warner-Elektra-Atlantic Corporation..................    100           New York
     WEA International Inc.(15).............................    100           Delaware
       Warner Music Canada Ltd. ............................    100           Canada
          The Columbia House Company (Canada)
            (partnership)...................................     50           Canada
     Warner Special Products Inc. ..........................    100           Delaware
       Warner Custom Music Corp. ...........................    100           California
     WEA Manufacturing Inc. ................................    100           Delaware
       Allied Record Company................................    100           California
     Time Warner Limited....................................    100           U.K.
       Warner Music International Services Ltd. ............    100           U.K.
          Time Warner UK Limited............................    100           U.K.
          Warner Chappell Music Group (UK) Ltd. ............    100           U.K.
            Warner Chappell Music Limited...................    100           U.K.
               Magnet Music Ltd. ...........................    100           U.K.
          Warner Music (U.K.) Limited.......................    100           U.K.
     Ivy Hill Corporation...................................    100           Delaware
     TWI Ventures Ltd. .....................................    100           Delaware
  American Television and Communications Corporation
     ("ATC")................................................    100   (16)    Delaware
  TWI Cable Inc.(17)........................................    100           Delaware
     TW/Kblcom Inc.(18).....................................    100           Delaware

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
                                                              PERCENTAGE       STATE OR OTHER
                                                               OWNED BY       JURISDICTION OF
                                                              IMMEDIATE       INCORPORATION OR
                            NAME                                PARENT          ORGANIZATION
                            ----                              ----------      ----------------
       KBL Communications, Inc. ............................    100           Delaware
          Paragon Communications (partnership)..............    100   (19)    Colorado
     Summit Communications Group, Inc. .....................    100           Delaware
      Summit Cable Inc......................................    100           Delaware
       Summit Cable Services of Georgia, Inc. ..............    100           Delaware
       Summit Cable Services of Forsyth County, Inc. .......    100           Delaware
  TW/TAE Holding, Inc. .....................................    100           Delaware
     TW/TAE, Inc. ..........................................    100           Delaware

SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

Time Warner Entertainment-Advance/Newhouse Partnership......     64.8         New York
  CV of Viera Joint Venture (partnership)...................     50           Florida
Century Venture Corporation.................................     50           Delaware
Erie Telecommunications, Inc. ..............................     54.19        Pennsylvania
Kansas City Cable Partners..................................     50           Colorado
Time Warner Cable New Zealand Holdings Ltd. ................    100   (20)    New Zealand
Public Cable Company (partnership)..........................     77           Maine
Queens Inner Unity Cable System.............................     66.01        New York
Comedy Partners, L.P. (partnership).........................     50           New York
CTV Holdings L.L.C. ........................................    100           Delaware
CTV Holdings II L.L.C. .....................................    100           Delaware
  Courtroom Television Network LLC..........................     50   (21)    New York
DC Comics (partnership).....................................     50   (13)    New York
Quincy Jones Entertainment Company L.P. (partnership).......     50           Delaware
Warner Cable of Vermont Inc. ...............................    100           Delaware
HBO Direct, Inc. ...........................................    100           Delaware
  TWE Asia, Inc. ...........................................    100           Delaware
  TW Buffer Inc. ...........................................    100           Delaware
     Warner Bros. (F.E.) Inc. ..............................    100           Delaware
     Warner Bros. (Japan) Inc. .............................    100           Delaware
     Warner Bros. (South) Inc. .............................    100           Delaware
     Warner Bros. (Transatlantic) Inc. .....................    100           Delaware
       Bethel Productions Inc. .............................    100           Delaware
     Warner Films Consolidated Inc. ........................    100           Delaware
       Exeter Distributing Inc. ............................    100           Delaware
       Riverside Avenue Distributing Inc. ..................    100           Delaware
HBO Asia Holdings, L.P. (partnership).......................    100   (22)    Delaware
  HBO Pacific Partners, C.V.................................     83.33        Neth. Antiles
     Home Box Office (Singapore) Pty. Ltd. .................    100           Singapore
Turner/HBO Ltd. Purpose Joint Venture (partnership).........     50   (23)    New York
Acapulco 37 S.A. de C.V. ...................................    100           Mexico
Warner Bros. Gesellschaft mbH...............................    100           Austria
Time Warner Entertainment Limited...........................    100           U.K.
  The Bountiful Company Limited.............................     50           U.K.
  Warner Bros. Studio Stores Ltd. ..........................    100           U.K.

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
                                                              PERCENTAGE       STATE OR OTHER
                                                               OWNED BY       JURISDICTION OF
                                                              IMMEDIATE       INCORPORATION OR
                            NAME                                PARENT          ORGANIZATION
                            ----                              ----------      ----------------
  Warner Bros. Consumer Products (UK) Ltd. .................    100           U.K.
  TWE Finance Limited.......................................    100           U.K.
  Warner Bros. Theatres Ltd. ...............................    100           U.K.
  Warner Bros. Distributors Ltd. ...........................    100           U.K.
     Lorimar Telepictures International Ltd. ...............    100           U.K.
       Warner Bros. International Television Distribution
          Italia S.p.A. ....................................    100           Italy
  Warner Bros. Theatres (U.K.) Limited......................    100           U.K.
     Warner Bros. Theatres Advertising Agency Limited.......    100           U.K.
  Warner Bros. Productions Limited..........................    100           U.K.
  Warner Home Video (U.K.) Limited..........................    100           U.K.
Lorimar Distribution International (Canada) Corp. ..........    100           Canada
Lorimar Canada Inc. ........................................    100           Canada
Productions et Editions Cinematographiques Francaises SARL
  (PECF)....................................................    100           France
  Warner Home Video France S.A. ............................    100           France
Time Warner Entertainment Australia Pty. Ltd. ..............    100           Australia
  Lorimar Telepictures Pty. Limited.........................    100           Australia
  Warner Bros. (Australia) Pty. Ltd. .......................    100           Australia
  Warner Holdings Australia Pty. Limited....................    100           Australia
     Warner Bros. Properties (Australia) Pty. Ltd. .........    100           Australia
     Warner Bros. Theatres (Australia) Pty. Limited.........    100           Australia
     Warner World Australia Pty. Limited....................    100           Australia
       Movie World Enterprises Partnership (partnership)....     50           Australia
     Warner Home Video Pty. Limited.........................    100           Australia
       Warner Bros. Video Pty. Ltd. ........................    100           Australia
     Warner Sea World Aviation Pty. Ltd. ...................    100           Australia
       Sea World Aviation Partnership (partnership).........     50           Australia
     Warner Sea World Investments Pty. Limited..............    100           Australia
     Sari Lodge Pty. Limited................................     50           Australia
       Sea World Management Pty. Ltd. ......................    100           Australia
     Warner Sea World Operations Pty. Ltd. .................    100           Australia
       Sea World Enterprises Partnership (partnership)......     50           Australia
     Warner Sea World Units Pty. Ltd. ......................    100           Australia
Time Warner Germany Holding GmbH............................    100   (24)    Germany
  Time Warner Entertainment Germany GmbH....................    100           Germany
     Time Warner Entertainment Germany GmbH and Co.
       Medienvertrieb OHG...................................    100   (25)    Germany
       Warner Bros. Movie World GmbH & Co. KG...............     60           Germany
     Warner Bros. Deutschland Pay TV GmbH...................    100           Germany
     Warner Home Video GmbH.................................    100           Germany
       Warner Home Video Spol SRO...........................    100           Czech Republic
     GWHS Grundstrucks Verwaltungs GmbH.....................    100           Germany
     Warner Bros. Film GmbH.................................    100           Germany
       Warner Bros. Film GmbH Kinobetriebe..................    100           Germany
       Warner Bros. Film GmbH Multiplex Cinemas Mulheim.....    100           Germany
Time Warner Merchandising Canada Inc. ......................    100           Canada
Warner Bros. Canada Inc. ...................................    100           Canada

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
                                                              PERCENTAGE       STATE OR OTHER
                                                               OWNED BY       JURISDICTION OF
                                                              IMMEDIATE       INCORPORATION OR
                            NAME                                PARENT          ORGANIZATION
                            ----                              ----------      ----------------
Warner Bros. Distributing (Canada) Limited..................    100           Canada
Warner Home Video (Canada) Ltd. ............................    100           Canada
Warner Bros. (Africa) (Pty) Ltd. ...........................    100           So. Africa
Warner Bros. Belgium SA/NV..................................    100           Belgium
Warner Bros. (D) A/S........................................    100           Denmark
  Warner & Metronome Films A/S..............................     50           Denmark
  Warner Bros. Theatres Denmark A/S.........................    100           Denmark
     Scala Biografome I/S (partnership).....................     50           Denmark
     Dagmar Teatret I/S (partnership).......................     50           Denmark
Warner Bros. Film Ve Video Sanayi Ve Ticaret A.S. ..........    100           Turkey
Warner Bros. Finland OY.....................................    100           Finland
Warner Bros. (Holland) B.V. ................................    100           Netherlands
  Warner Home Video (Nederland) B.V. .......................    100           Netherlands
  Warner Bros. Theatres (Holland) B.V. .....................    100           Netherlands
Warner Bros. Holdings Sweden AB.............................    100           Sweden
  Warner Bros. (Sweden) AB..................................    100           Sweden
  Warner Home Video (Sweden) AB.............................    100           Sweden
Warner Bros. Italia S.p.A. .................................    100           Italy
  Warner Entertainment Italia S.r.L. .......................    100           Italy
Warner Bros. (Korea) Inc. ..................................    100           Korea
Warner Bros. (Mexico) S.A. .................................    100           Mexico
Warner Bros. (N.Z.) Limited.................................    100           New Zealand
  Warner Home Video (N.Z.) Limited..........................    100           New Zealand
Warner Bros. Norway A/S.....................................    100           Norway
Warner Bros. Singapore Pte. Ltd. ...........................    100           Singapore
Warner Home Video (Ireland) Ltd. ...........................    100           Ireland
Warner Home Video Portugal Lda. ............................    100           Portugal
Warner-Lusomundo Sociedade Iberica de Cinemas Lda. .........     50           Portugal
Warner Home Video Espanola S.A. ............................    100           Spain
  Warner Bros. Consumer Products S.A. ......................    100           Spain
Warner Mycal Corporation....................................     50           Japan
Hungary Holding Co. ........................................    100   (24)    Delaware
HBO Ceska Republika, S.R.O. ................................    100           Czech Republic

---------------
 (1) TBS is the General Partner and CNN Investment Company, Inc. is the Limited Partner.

 (2) TBS owns 69.31% and Castle Rock Entertainment, Inc. owns 30.69%.

 (3) Turner Entertainment Networks, Inc. is the General Partner and TEN Investment Company, Inc. is the Limited Partner.

 (4) Turner Omni Venture, Inc. owns 75% and ICC Ventures, Inc. owns 25%.

 (5) The names of five subsidiaries of Time Inc. carrying on the magazine publishing business are omitted.

 (6) The names of nine subsidiaries of Southern Progress Corporation carrying on the magazine or book publishing business are omitted.

 (7) The names of 13 subsidiaries of Time Warner Telecom carrying on the same alternate access operations are omitted.

 (8) Advance/Newhouse Partnership owns 19.16667%, Media One Group, Inc. owns 18.86341% and various subsidiaries of Time Warner Companies, Inc. own the rest.

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

 (9) The General Partners of TWE own 87.5% and TW/TAE, Inc. and Time Warner Companies, Inc. each own 6.25% as limited partners.

(10) TWE owns 99% and TW Service Holding II, L.P. owns 1%.

(11) TW Service Holding I, L.P. owns 99% and TW Service Holding II, L.P. owns
     1%.

(12) Time Warner Companies, Inc. owns 80% and Warner Communications Inc. owns
     20%.

(13) Warner Communications Inc. owns 50% and TWE owns 50%.

(14) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.

(15) The names of 34 subsidiaries of WEA International Inc. carrying on substantially the same record, tape and video cassette distribution operations in foreign countries are omitted.

(16) Time Warner Companies, Inc. owns 92.20%, and Warner Communications Inc. owns 7.8%.

(17) The names of 42 subsidiaries of TWI Cable Inc. carrying on the cable television business are omitted.

(18) The names of 21 subsidiaries of TW/Kblcom Inc. carrying on the cable television business are omitted.

(19) KBL Communications Inc. owns 53.69% of Paragon Communications, ATC owns .74% and the remaining 45.57% is owned by TWI Cable Inc. through its subsidiaries.

(20) TWE owns 99% and Time Warner Companies, Inc. owns 1%.

(21) CTV Holdings L.L.C. owns 33 1/3% & CTV Holdings II L.L.C. owns 16 2/3%.

(22) TWE owns 99% and TWE Asia Inc. owns 1%.

(23) TWE owns 50% and TBS owns 50%.

(24) TWE owns 99% and HBO Direct, Inc. owns 1%.

(25) Time Warner Entertainment Germany GmbH owns 85% and Time Warner Germany Holding GmbH owns 15%.

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